                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) JANUARY 16, 2001

                           FLORAN INTERNATIONAL, INC.
               (Exact name of registrant as specified in charter)

        FLORIDA                      339868-10-1                  06-1562447
(State or other jurisdiction         Commission                 (IRS Employer
      of incorporation)             File Number)             Identification No.)

  501 West Monroe St. Springfield IL                              62701
  ----------------------------------------------------------------------
  (Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code (217) 698-6060
                                                  --------------

                                3045 CORPORATION
                       3045 N. Federal Highway, Suite 60,
                            Fort Lauderdale, Florida
                                     33306
         (Former name or former address, if changed since last report.)

ITEM 1. CHANGES IN CONTROL OF REGISTRANT

On January 17, 2001 Kim Naimoli sold 925,000 of her 950,000 shares of the
Company's common stock to Michael Mitchell, Apollo Holdings LTD., and Todd
Moore. Kim Naimoli sold the aforementioned 925,000 shares for $425,000. Michael
Mitchell now owns 4.9% of the Company. Apollo Holdings LTD. is principally owned by Chris Bonzini- who now controls 4.9% of the Company. Likewise, Todd
Moore also now owns 4.9% of the Company. On January 16, 2001, Messrs. Lyndell F.
Parks, Fred Jarosz, Terry L. Pancake, Dennis Grodon, Dr. Javaid Sheik and G.
Bryan Thomas were appointed to the Company's Board of Directors, and Kim
Naimoli resigned her positions as Director and President of the Company. The new
President of the Company is Fred Jarosz.

ITEM 2.

On January 16, 2001, the Company entered into an agreement with H2O
International Inc. (H2O) and its shareholders, whereby the Company acquired H2O and H2O become the Company's wholly-owned subsidiary. The Company acquired H2O in exchange for 5,000,000 shares of the Company's no par value common stock, shares which were in turn issued to the shareholders of H2O. Subsequent to the stock exchange the Company completed a 10 for 1 stock split of its common stock.
H2O currently holds the license for the chemicals used to clean and disinfect components of portable water storage systems. The Company plans to pursue cleaning processes for large-scale water treatment and storage facilities through the license held by H2O, the Company's wholly-owned subsidiary. Paragon
Management & Marketing, Inc. owns approximately 54% of the Company's common stock. Lyndell F. Parks is a principal of Pargon Management & Marketing, Inc.

H2O International, Inc., ("H20"), was formed to market proprietary chemicals that are used to clean and disinfect components of portable water systems. The principal business of the Company is selling chemical products, and the principal products of the Company are FLORAN TOP and FILTER FIT. The proprietary technology is owned by Waterhole International, Inc., d/b/a Floran Technologies,
Inc. with whom the Company has a licensing agreement. Waterhole International,
Inc. owns approximately 15% of the Company's common stock.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA INFORMATION AND EXHIBITS

         (a)      Financial Statements of Businesses Acquired.

         (b)      Pro Forma Financial Information. Not required.

         (c)      Exhibits.  None.

                             H2O INTERNATIONAL, INC.
                          (A DEVELOPMENT STAGE COMPANY)

                              FINANCIAL STATEMENTS

                                DECEMBER 31, 2000

                             H2O International, Inc.
                          (A Development Stage Company)

                                    Contents

                                                                                                              Page(s)

Independent Auditors' Report                                                                                     1

Balance Sheet at December 31, 2000                                                                               2

Statement of Operations from August 1, 2000 (Inception) to December 31, 2000                                     3

Statement of Changes in Stockholders' Deficiency from August 1, 2000 (Inception)                                 4
to December 31, 2000

Statement of Cash Flows from August 1, 2000 (Inception) to December 31, 2000                                     5

Notes to Financial Statements                                                                                 6 - 14

                          Independent Auditors' Report

To the Board of Directors of:
H2O International, Inc.
(A Development Stage Company)

We have audited the accompanying balance sheet of H2O International, Inc. (a development stage company) as of December 31, 2000 and the related statements of operations, changes in stockholders' deficiency and cash flows from August 1,
2000 (inception) to December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly in all material respects, the financial position of H2O International, Inc. (a development stage company) as of December 31, 2000, and the results of its operations and its cash flows from August 1, 2000 (inception) to December 31,
2000, in conformity with accounting principles generally accepted in the United
States of America.

The accompanying financial statements have been prepared assuming that the
Company will continue as a going concern. As discussed in Note 10 to the financial statements, the Company's operating losses of $151,383, default on a payment due under a license agreement, and need for additional cash to fund operations over the next year raise substantial doubt about its ability to continue as a going concern and realize its assets. Management's Plan in regards to these matters is also described in Note 10. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

SALBERG & COMPANY, P.A.
Boca Raton, Florida
March 5, 2001 (Except for Note 11(A) as to which the date is April 4, 2001)

                             H2O International, Inc.
                          (A Development Stage Company)
                                  Balance Sheet
                                December 31, 2000

                                     Assets
License and rights                                                                               $       1,547,500
                                                                                                    ----------------
Total Other Assets                                                                                       1,547,500
                                                                                                    ----------------

Total Assets                                                                                     $       1,547,500
                                                                                                    ================

                    Liabilities and Stockholders' Deficiency

Current Liabilities
Bank overdraft                                                                                   $             464
Accounts payable                                                                                            37,215
Due to investors                                                                                            86,000
Payable under license agreement                                                                          1,450,000
                                                                                                    ----------------
Total Current Liabilities                                                                                1,573,679
                                                                                                    ----------------

Total Liabilities                                                                                        1,573,679
                                                                                                    ----------------

Stockholders' Deficiency
Common stock, no par value, 100,000,000 shares authorized,
  50,000,000 shares issued and outstanding                                                                 125,100
Common stock issuable (41,667 shares)                                                                          104
Deficit accumulated during development stage                                                              (151,383)
                                                                                                    ----------------
                                                                                                    ----------------

Total Stockholders' Deficiency                                                                             (26,179)
                                                                                                    ----------------

Total Liabilities and Stockholders' Deficiency                                                   $       1,547,500
                                                                                                    ================

                 See accompanying notes to financial statements.

                                       2

                             H2O International, Inc.
                          (A Development Stage Company)
                             Statement of Operations
                         From August 1, 2000 (Inception)
                              To December 31, 2000

Operating Expenses
Compensation and consulting                                                                                      98,486
General and administrative                                                                                       20,371
Professional fees                                                                                                21,844
Demonstration Supplies                                                                                           10,682
                                                                                                         ----------------
Total Operating Expenses                                                                                        151,383
                                                                                                         ----------------

Net Loss                                                                                              $        (151,383)
                                                                                                         ================
                                                                                                         ================

Net loss per share - basic and diluted                                                                $          (0.003)
                                                                                                         ================

Weighted average number of shares outstanding during the period - basic and diluted                          50,016,777
                                                                                                         ================

                 See accompanying notes to financial statements.

                                       3

                             H2O International, Inc.
                          (A Development Stage Company)
                Statement of Changes in Stockholders' Deficiency
                       From August 1, 2000 (Inception) to
                                December 31, 2000

                                                                                          Deficit
                                                                                        Accumulated
                                                      Common Stock                   During Development
                                           ------------------------------------
                                           --------------- --- ----------------
                                               Shares              Amount                  Stage                    Total
                                           ---------------     ----------------      -------------------     ---------------------
                                           ---------------     ----------------      -------------------     ---------------------

Common stock issued for services to
  founders                                    11,000,000    $          27,500     $               -       $               27,500

Common stock issued to founder as
  expense reimbursement                       20,000,000               50,100                     -                       50,100

Common stock issued for license and
  rights                                      19,000,000               47,500                     -                       47,500

Common stock issuable for services                41,667                  104                     -                          104

Net loss from inception to December 31,
  2000                                              -                    -                    (151,383)                 (151,383)
                                           ---------------     ----------------      -------------------     ---------------------
                                           ---------------     ----------------      -------------------     ---------------------

Balance, December 31, 2000                    50,041,667    $         125,204                 (151,383)   $              (26,179)
                                           ===============     ================      ===================     =====================
                                           ===============     ================      ===================     =====================

                 See accompanying notes to financial statements.

                                       4

                             H2O International, Inc.
                          (A Development Stage Company)
                             Statement of Cash Flows
                         From August 1, 2000 (Inception)
                              To December 31, 2000

Cash flows from operating activities
Net loss                                                                                            $          (151,383)
Adjustments to reconcile net loss to net cash used in operating activities:
Common stock issued for services                                                                                 27,604
Expenses paid by founder                                                                                         50,100
Changes in operating assets and liabilities:
Increase (decrease) in:
Bank overdraft                                                                                                      464
Accounts payable                                                                                                 37,215
                                                                                                       ------------------
                                                                                                       ------------------
Net cash used in operating activities                                                                           (36,000)
                                                                                                       ------------------

Cash flows from investing activities
Payment for license                                                                                             (50,000)
                                                                                                       ------------------
                                                                                                       ------------------
Net cash used in investing activities                                                                           (50,000)

Cash flows from financing activities
Proceeds from investor loans                                                                                     86,000
                                                                                                       ------------------
                                                                                                       ------------------
Net cash provided by financing activities                                                                        86,000
                                                                                                       ------------------

Net increase in cash                                                                                               -

Cash at beginning of period                                                                                        -
                                                                                                       ------------------

Cash at end of period                                                                               $              -
                                                                                                       ==================

Non-cash investing and financing activities:
Common stock issued for license (19,000,000 shares)                                                 $            47,500
License agreement in exchange for payable                                                           $         1,450,000

                 See accompanying notes to financial statements.

                                       5

                             H2O International, Inc.
                          (A Development Stage Company)
                          Notes to Financial Statements
                                December 31, 2000

Note 1   Summary of Significant Accounting Policies and Organization

         (A) Nature of Operations

          H2O International, Inc. (the "Company"), an Illinois corporation, was incorporated on December 8, 2000. The Company acted as a defacto corporation from August 1, 2000 the date that the Company entered into its first contracts.

          The Company is in the development stage and was formed for the purpose of marketing a cleaning process for large-scale water and fluid treatment, filtering, and storage facilities. The Company licenses the marketing, sale, and distribution rights from the owner of the technology (see Note 2).

          On January 9, 2001, the Company was acquired by an inactive Florida corporation, which is traded on the OTCBB and reports to the
          Securities and Exchange Commission under the Securities Exchange Act of 1934. Pursuant to Accounting Principles Board Opinion No. 16 ("APB
          16"), the acquisition was treated as a recapitalization of the
          Company. Accordingly, all share and per share data in the accompanying financial statements reflects the recapitalization retroactively. Just subsequent to the recapitalization there were 60,361,667 common shares outstanding, after a 10 for 1 split which occurred in January 2001, as the stockholders of the prior inactive corporation held 10,320,000 common shares. The authorized shares and capital structure reflect those of the legal parent, Floran International, Inc. Pro-forma financial disclosure is not presented since the transaction is treated as a recapitalization rather than a business combination.

          Activities during the development stage include raising capital, negotiations of various contracts and agreements, development of the
          Company's infrastructure, and implementation of the Company's business plan.

         (B) Use of Estimates

          In preparing financial statements, management is required to make estimates and assumptions that effect the reported amounts of ssets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and revenues and expenses during the reported period. Actual results may differ from these estimates.

         (C) Cash Equivalents

          For purposes of the cash flow statement, the Company considers all highly liquid investments with original maturities of three months or less at the time of purchase to be cash equivalents.

         (D) Long-Lived Assets

          Statement of Financial Accounting Standards No. 121, "Accounting for
          the Impairment of Long-lived Assets and for Long-lived Assets to be

                           H2O International, Inc.
                          (A Development Stage Company)
                          Notes to Financial Statements
                          December 31, 2000

          Disposed Of" ("SFAS 121"), requires the Company to review long-lived assets, certain identifiable intangible assets, and goodwill related to those assets for impairment whenever circumstances and situations change such that there is an indication that the carrying amounts may not be recoverable. If the non-discounted future cash flows of the enterprise are less than their carrying amount, their carrying amounts are reduced to fair value and an impairment loss is recognized. The adoption of this pronouncement did not have a significant impact on the Company's financial statements as of December 31, 2000.

          (E) Intangible Assets

          Intangible assets consist of a license and manufacturers
          representative rights, which will be amortized utilizing the straight-line method over the estimated useful life of 10 years beginning on January 1, 2001, the date the asset was placed in service and the Company began providing services.

          (F) Stock-Based Compensation

          The Company accounts for stock options issued to employees in accordance with the provisions of Accounting Principles Board ("APB")
          Opinion No. 25, "Accounting for Stock Issued to Employees," and
          related interpretations. As such, compensation cost is measured on the date of grant as the excess of the current market price of the underlying stock over the exercise price. Such compensation amounts are amortized over the shorter of the option vesting periods or defined service periods. The Company adopted the disclosure provisions of SFAS No. 123, "Accounting for Stock-Based Compensation," which permits entities to provide pro-forma net income (loss) and pro-forma earnings (loss) per share disclosures for employee stock option grants as if the fair-valued based method defined in SFAS No. 123 had been applied.

          The Company accounts for stock and stock options issued to non-employees for goods or services in accordance SFAS 123 and related interpretations.

          (G) Revenue Recognition

          Revenues will be recognized upon completion of services.

          (H) Income Taxes

          The Company accounts for income taxes under the Financial Accounting
          Standards Board Statement of Financial Accounting Standards No. 109
          "Accounting for Income Taxes" ("Statement 109"). Under Statement 109,
          deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. Under Statement 109, the effect on deferred tax

                           H2O International, Inc.
                          (A Development Stage Company)
                          Notes to Financial Statements
                                December 31, 2000

          assets and liabilities of a change in tax rates is recognized in income in the period which includes the enactment date.

          (I) Net Loss Per Common Share

          Basic net income (loss) per common share (Basic EPS) excludes dilution and is computed by dividing net income (loss) available to common stockholder by the weighted-average number of common shares outstanding for the period. Diluted net income per share (Diluted EPS)
          reflects the potential dilution that could occur if stock options or other contracts to issue common stock were exercised or converted into common stock or resulted in the issuance of common stock that then shared in the earnings of the Company. There were no common stock equivalents outstanding at December 31, 2000. In February 2001, the
          Company authorized the issuance of 300,000 common stock options, which may dilute future earning per share.

          (J) Fair Value of Financial Instruments

          Statement of Financial Accounting Standards No. 109, "Disclosures
          about Fair Value of Financial Instruments," requires disclosures of information about the fair value of certain financial instruments for which it is practicable to estimate that value. For purposes of this disclosure, the fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced sale or liquidation.

          The carrying amounts of the Company's short-term financial instruments, including accounts payable and the payable under the license agreement, approximate fair value due to the relatively short period to maturity for these instruments.

          (K) Concentrations

          Supplies used in providing services are to be purchased from one supplier, the licensor (see Note 2).

          (L) New Accounting Pronouncements

          The Financial Accounting Standards Board has recently issued one new accounting pronouncement. Statement No. 133 as amended by Statement
          No. 137 and 138, "Accounting for Derivative Instruments and Hedging
          Activities" established accounting and reporting standards for derivative instruments and related contracts and hedging activities.
          This statement is effective for all fiscal quarters and fiscal years beginning after June 15, 2000. The adoption of this pronouncement did not have a material effect on the Company's financial position or results of operations.

                           H2O International, Inc.
                          (A Development Stage Company)
                          Notes to Financial Statements
                                December 31, 2000

Note 2   License

On August 1, 2000, the Company entered into a License Agreement (the "License
Agreement") with a third party to license a patent pending cleaning process and related products (the "Licensed Products") for large scale water and fluid treatment, filtering and storage facilities. The Company also assumed from a founder certain manufacturers representative agreements and the rights to the
License Agreement as discussed above with that third party. The License
Agreement allows the Company to market, sell, and distribute the Licensed
Products under the Floran trade name in stipulated geographic locations outside the United States and Germany including China, India, Pakistan, Korea,
Indonesia, Philippines, Cambodia, Vietnam, Thailand, Burma, Laos, Malaysia,
Bangladesh, U.A.E., Israel, Saudi Arabia, Kuwait, Qatar, Taiwan, and Japan. The
manufacturers representative agreements cover the States of Florida and Georgia.
The consideration for the license was $1,500,000, a 15% common stock ownership of the Company (9,000,000 shares), as stipulated in the Agreement (see Notes 4 and 6), future royalties and minimum product purchase requirements in years 4 and thereafter, as stipulated, to maintain the exclusive license. As of December
31, 2000, $50,000 was paid, $950,000 was due on February 23, 2001, and $500,000 is due on July 23, 2001 (see Note 4). As of the date of the accompanying audit report, the Company was in default on the February 23, 2001 payment (see Note
10). The common stock aggregating 19,000,000 shares was issued as of December
31, 2000. The common shares were valued at $47,500 based on a contemporaneous issuance to a founder as expense reimbursement (see Note 6). Included in the
19,000,000 was 10,000,000 shares issued to the founder for the manufacturers representative agreements and the rights to the License Agreement.

As the Company has not placed the license into service as of December 31, 2000, no amortization has been recognized.

The Company has reviewed the potential impairment of the license and rights pursuant to SFAS 121. Realization of this intangible license and rights asset is dependent upon the Company's ability to implement its business plan and generate significant revenues. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty. (See Note
10).

Note 3 Due to Investors

In December 2000, the Company raised $86,000 from three investors based on a private placement offering at $1.00 per share. The investors subsequently agreed to rescind the subscription agreements and subscribe to a new private placement offering which occurred in 2001 at $0.50 per share after the recapitalization
(see Note 1). Accordingly, the $86,000 is reflected as a liability at December
31, 2000.

Note 4   Payable Under License Agreement

The payable represents the non-interest bearing amounts due under a stipulated schedule in the License Agreement (see Note 2) as follows:

                           H2O International, Inc.
                          (A Development Stage Company)
                          Notes to Financial Statements
                                December 31, 2000

         February 23, 2001              $        950,000
         July 23, 2001                           500,000
                                            -------------
                                            -------------
                                        $      1,450,000
                                            =============

The February 23, 2001 amount was in default as of the date of the accompanying audit report (see Note 10). The licensor has agreed to extend the February 23,
2001 payment date until April 30, 2001.

Note 5   Commitments

          (A) Consulting Agreements

          On August 1, 2000, the Company executed a consulting agreement whereby the consultant will provide stipulated services. The consultant was granted 200,000 common shares of the Company's stock, which vest over the service period from August 1, 2000 through July
          31, 2002. The consultant earned 41,667 shares from August 1, 2000 to
          December 31, 2000 valued at $104 based on the fair market value at the pro-rata completion dates of the services provided. Such fair market value averaged $0.0025 per a share for that period. Since the shares were not physically issued as of December 31, 2000, the common stock is reflected as common stock issuable in the accompanying financial statements. In addition, the consultant will be paid 3% of all net profits of the Company generated as a direct result of the new business brought to the Company through the consultant's efforts. (See
          Note 6)

          Subsequent to year-end, on January 2, 2001, the Company executed a consulting agreement whereby the consultant will provide CFO services.
          The consultant was issued 500,000 common shares with 200,000 shares previously issued effective at inception and vesting immediately at that time and 300,000 issued in January 2001 and vesting over 12 months and an initial payment of $12,000 for services rendered. The
          200,000 shares were valued at $500 based on a common stock issuance for expense reimbursement to a founder and recognized as a consulting expense over the service period in 2000. The 300,000 shares will be reported as consulting expense in year 2001 based on the value computed as they vest.

Note 6   Stockholders' Deficiency

          (A) Stock Issuances

          The Company issued 11,000,000 common shares to its founders effective at inception in exchange for organizational services valued at $27,500 based on a contemporaneous common stock issuance to a founder for expense reimbursement (see below). The Board of Directors has authorized 2,000,000 of the founder shares held by one founder to be granted to employees, as determined, for future services. Compensation expense will be recognized in the future periods as determined on the grant dates.

                           H2O International, Inc.
                          (A Development Stage Company)
                          Notes to Financial Statements
                                December 31, 2000

          The Company issued 20,000,000 common shares to a founder as reimbursement for $50,100 of organizational and general and administration expenses paid on behalf of the Company. The $50,100 has been charged to operations as of December 31, 2000.

          The Company issued 19,000,000 common shares to acquire license rights and manufacturers representative rights from a third party and a founder, respectively, in August 2000. The shares were valued at
          $47,500 based on the contemporaneous common stock issuance to a founder for expense reimbursement (see above and Note 2).

          From August 1, 2000 to December 31, 2000, the Company committed to issue pro-rata 41,667 shares valued at $0.0025 per share based on the average fair market value during the service period to a consultant pursuant to a consulting agreement (see Note 5).

Note 7   Income Taxes

There was no income tax expense for the period ended December 31, 2000 due to the Company's net losses.

The Company's tax expense (benefit) differs from the "expected" tax expense
(benefit) for the period ended December 31, 2000, (computed by applying the
Federal Corporate tax rate of 34% to loss before taxes), as follows:

  Computed "expected" tax expense (benefit)                                $        (51,470)
  Effect of net operating losses                                                     51,470
                                                                               --------------
                                                                           $           -
                                                                               ==============

The effects of temporary differences that gave rise to significant portions of deferred tax assets and liabilities at December 31, 2000 are as follows:

  Deferred tax assets:
  Other net operating loss carryforward                                    $         42,085
  Stock based compensation                                                            9,385
                                                                               --------------
  Total gross deferred tax assets                                                    51,470
  Less valuation allowance                                                          (51,470)
                                                                               --------------
  Net deferred tax assets                                                  $           -
                                                                               ==============

The Company has stock based expenses and other net operating loss carryforwards of approximately $151,383 available to offset futureb taxable income through
2020.

Note 8   Segment Information

The Company did not begin sales until 2001 therefore segment information is not presented.

                           H2O International, Inc.
                          (A Development Stage Company)
                          Notes to Financial Statements
                                December 31, 2000

Note 9   Related Parties

The Company paid a principal stockholder $38,000 in consulting fees in 2000 and assumed license rights and manufacturers representative agreements from that same stockholder for 10,000,000 shares of the Company's common stock (see Note
2). That same principal stockholder entered into a consulting agreement with the
Company in January 2001 (see Note 11).

Note 10 Going Concern

As reflected in the accompanying financial statements, the Company is a development stage company with no revenues and losses of $151,383 through
December 31, 2000. In addition, the Company is in default on a payment due under the licensing agreement (see Note 4). The ability of the Company to realize its intangible license asset and continue as a going concern is dependent on the
Company's ability to further implement its business plan and generate revenues.
The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

In January 2001, the Company was acquired by a public shell company and plans a private placement offering of common stock at $0.50 per share. The Company has also generated sales during 2001 (unaudited).

Note 11 Subsequent Events

          (A) Consulting Expense

          In January 2001, under a stock purchase agreement ("the Stock Purchase
          Agreement"), three purchasers were to pay $425,000 to acquire
          9,250,000 free trading common shares of an inactive SEC reporting corporation (see Note 1(A)). As of the date of the accompanying audit report 9,000,000 shares were issued to the purchasers and $250,000 of the $425,000 purchase price has been paid. The remaining $175,000 is collateralized by 250,000 of the purchased shares and other personal assets of the purchaser.

          Under two consulting agreements with three-year terms effective
          January 9, 2001, the consultants were made a party to the Stock
          Purchase Agreement as the sole compensation pursuant to those consulting agreements. The Consultants received 2,950,000 fully vested shares each, however, they did not pay for such shares, and there is no obligation on the consultants to repay the other purchaser.
          Accordingly, the receipt of the shares by the consultants is, in substance, a payment under the consulting agreements and the Company will recognized an approximate $271,000 related consulting expense over the service period based on the pro-rata portion of the aggregate purchase price value or $0.0459 per share.

                           H2O International, Inc.
                          (A Development Stage Company)
                          Notes to Financial Statements
                                December 31, 2000

          In addition 650,000 of the total purchased shares were granted to a third consultant for services rendered and an expense of $29,835 was recognized in January 2001 based on the pro-rata portion of the purchase price or $0.0459 per share.

          (B) Common Stock Issuance

          The Company has issued 172,000 common shares for the $86,000 investment reflected as a liability at December 31, 2000. In addition,
          82,000 common shares were issued for $41,000 in January and February
          2001.

          (C) Stock Options

          On February 15, 2001, Floran International, Inc., the Company's post recapitalization legal parent, authorized the issuance of an aggregate
          300,000 common stock options to three directors at an exercise price of $0.10 per share vesting pro-rata over a 12-month period.

          (D) Consulting Agreements

          Under a one-year agreement executed on December 15, 2000 and effective
          January 1, 2001, the Company will pay a principal stockholder as a consultant, $12,000 per month plus approved out-of-pocket expenses.
          The consultant will provide management related services as stipulated in the agreement.

          On February 1, 2001, the Company entered into a consulting agreement
          (the "Agreement") to receive services relating to business development. As consideration, the Company granted the consultant
          1,100,000 fully vested common stock options exercisable at $0.10 per share. The Company will recognize an expense, as measured on the grant date, over the one-year term of the agreement in accordance with SFAS
          123. In addition, the consultant will be paid fees of $100,000 and 10%
          of all business and funding received from introductions made, payable over the one-year term.

          In February 2001, the Company's Board of Directors authorized the issuance of 1,500,000 common shares for two consulting and management agreements that were in negotiation at the date of the accompanying audit report.

          (E) Employment Agreements

          The Company executed a one-year employment agreement effective January
          1, 2001 (the "effective date"), for an employee to provide services for an annual salary of $36,400, a common stock issuance of 10,000 shares, 40,000 stock options exercisable at $1.00 per a share for 36 months from the effective date, and a discretionary bonus.

                           H2O International, Inc.
                          (A Development Stage Company)
                          Notes to Financial Statements
                                December 31, 2000

          On January 1, 2001, the Company entered into a one-year employment agreement whereby the employee will receive $36,000 per year with potential increments to $60,000 based on capitalization of the
          Company. The employee will also receive 1,500,000 shares of the
          Company's common stock vesting pro-rata over the service period and certain stipulated bonuses tied to the net profits of the Company.
          Severance pay, if payable, will be two months salary.

                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Floran International, Inc.
                                      ------------------------------------
                                                  (Registrant)

Date:  April 4, 2001                   By  /s/ Fred Jarosz
                                         ---------------------
                                       Name:    Fred Jarosz
                                       Title:   President

                                Index to Exhibits

                                                         Sequentially
Exhibit No.          Description of Document           Numbered Page No.

None